May 1, 1997


VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549


Attn:     Lorna MacLeod, Esq.
          Staff Attorney
          Division of Investment Management
          Room 10151, Stop 10-6

Commissioners:

     On April 30, 1997, The Equitable Life Assurance Society of the United States filed by EDGAR a post-effective amendment to its Form S-3 Registration Statement No. 33-89510. In preparing the header information for the EDGAR filing we erroneously referred to the form type as "485BPOS," when it should have been "POS AM."

     In the circumstances, we request that the references to form type in the header and document type be changed to POS AM.



                                                  Very truly yours,




                                                  /s/ Hope E. Rosenbaum-Werner
                                                 ------------------------------
                                                      Hope E. Rosenbaum-Werner


HERW/jh
52240 (From 26004)